TD-1
P1, P2, P3


                       SUPPLEMENT DATED NOVEMBER 15, 2007
                      TO THE PROSPECTUSES DATED MAY 1, 2007
                                       OF
            TEMPLETON DEVELOPING MARKETS SECURITIES FUND, A SERIES OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Class 1, 2 and 3 prospectuses are amended by changing the paragraph under the heading "Temporary Investments" on page TD-1 to read as follows:

        When the manager believes market or economic conditions are unusual or unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in U.S. or non-U.S. currency denominated short-term or medium-term (generally less than 5 years for this Fund) investments, including cash or cash equivalents, money market fund shares and exchange traded funds. In these circumstances, the Fund may be unable to pursue its investment goal.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.